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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

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                                      FORM 8-KSB
                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): December 17, 1997


                         ELECTRONIC TRANSMISSION CORPORATION
                (Exact Name of Registrant as Specified in Its Charter)


                                       Delaware
                    (State or Other Jurisdiction of Incorporation)



              221355                                75-2578619
     (Commission File Number)         (I.R.S. Employer Identification Number)


 5025 Arapaho Road, Suite 515, Dallas, Texas                    75248
  (Address of Principal Executive Offices)                    (Zip Code)


                                    (972) 980-0900
                 (Registrant's Telephone Number, Including Area Code)


                                    Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)

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                     INFORMATION INCLUDED IN REPORT ON FORM 8-KSB

ITEM 5.   OTHER EVENTS.

PRIVATE PLACEMENT OF SECURITIES

     On December 17, 1997, Electronic Transmission Corporation, a Delaware corporation (the "Company"), entered into that certain Securities Purchase Agreement (the "Purchase Agreement") pursuant to which two accredited investors (the "Investors") agreed to purchase an aggregate of 3,000,000 unregistered shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), for total consideration of $1,500,000 or $0.50 per share. Under the terms of the Purchase Agreement, the sale and purchase of the 3,000,000 shares of Common Stock is to occur in two tranches. On December 17, 1997 (the "First Closing Date"), the Investors purchased an aggregate of 2,447,719 shares of Common Stock for total cash consideration of $1,223,859.50. The Investors are in turn obligated to purchase the remaining 525,281 shares (the "Second Closing") upon the satisfaction by the Company of certain conditions.

     The Second Closing is contingent upon the Company's ability to effect an amendment to its Certificate of Incorporation for the purposes of (i) increasing the authorized shares of Common Stock from 15,000,000 to 20,000,000 shares and
(ii) undertaking a reverse stock split (the "Reverse Stock Split") whereby every three (3) or four (4) shares of outstanding Common Stock, as determined by the Company, will be exchanged for one (1) share of Common Stock (the foregoing amendments to the Certificate of Incorporation being collectively referred to herein as the "Amendments"). The Company intends to call a special meeting of stockholders for the purpose of obtaining ratification of the Amendments.
Within thirty (30) days following the approval of the Amendments by the stockholders of the Company, the Investors will be obligated to purchase the remaining 525,281 shares of Common Stock. The Company and the Investors have agreed, however, that the Second Closing shall take place in no event later than April 15, 1998, unless otherwise extended by the parties, with the Company being under no obligation to effect the Reverse Stock Split until August 15, 1998.

     In connection with the submission of the Amendments to the stockholders of the Company and as required by the terms of the Purchase Agreement, certain stockholders of the Company, including L. Cade Havard, the Chairman of the Board, Chief Executive Officer and President of the Company, David Hannah, a director of the Company, Michael Eckstein, a director of the Company, and certain of their affiliates along with the Investors, entered into a Voting Agreement, whereby the parties thereto agreed to vote for the proposals to approve the Amendments at the special meeting of stockholders to be called by the Board of Directors. There are 6,856,504 shares of Common Stock subject to the Voting Agreement representing 48.3% of all the issued and outstanding shares of Common Stock of the Company as of December 17, 1997. The Voting Agreement terminates upon the sooner of the ratification by the stockholders of the Company of the Amendments or December 17, 1999.

     Under the terms of the Purchase Agreement, the Company, on or before the date 45 days after the First Closing, and the date 45 days after the date of the Second Closing, if applicable, is obligated to file a registration statement under the Securities Act of 1933, as amended, for the purpose of effecting the registration of the shares of Common Stock acquired by the Investors. Furthermore, the

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Investors have been granted piggyback registration rights with regard to the shares of Common Stock acquired.

     In contemplation of the afore-referenced sale of securities by the Company,
L. Cade Havard, the Chairman of the Board, Chief Executive Officer and President of the Company, agreed to return to the treasury of the Company an aggregate of 920,000 shares of Common Stock and to relinquish rights to options to purchase 100,000 shares of Common Stock of the Company so as to make available the necessary number of shares to effect the First Closing. The Company and Mr. Havard have agreed that appropriate consideration will be paid to Mr. Havard for his return of the shares of Common Stock and relinquishment of his options.

EMPLOYMENT AGREEMENT

     On December 17, 1997, the Company and L. Cade Havard, the Chairman of the Board, Chief Executive Officer and President of the Company, entered into an Amended and Restated Employment and Settlement Agreement (the "Amended Agreement"), which agreement amended and restated the Employment and Settlement Agreement between the Company and Mr. Havard as entered into on April 1, 1997. Under the terms of the Amended Agreement, Mr. Havard agreed to serve in the capacity of Chief Executive Officer and President of the Company for a term of three (3) years from December 17, 1997. As compensation for services to be rendered by Mr. Havard under the terms of the Amended Agreement, he is entitled to receive a base salary (the "Base Salary") at a rate of One Hundred Twenty Thousand and No/100 Dollars ($120,000) per year payable in accordance with the Company's established payroll procedures. Mr. Havard is also entitled to receive deferred compensation owed to him in the amount of $67,132.37. Mr. Havard is entitled to participate in all benefits plans, including stock option plans, provided by the Company on the same basis as other executive officers of the Company. Furthermore, Mr. Havard is entitled to six weeks of paid vacation and to a monthly car allowance of $750. The Amended Agreement may be terminated by the Company without cause, in which event Mr. Havard is entitled to receive two years Base Salary as full and final satisfaction of the Company's obligations to Mr. Havard. The Amended Agreement may also be terminated by the Company for cause at any time the Board of Directors determines Mr. Havard has been convicted of a felony or has engaged in gross malfeasance or willful misconduct in performing his duties under the Amended Agreement. In the event Mr. Havard is terminated for cause, Mr. Havard shall be entitled to receive any accrued but unpaid salary and bonus compensation. Upon termination of the Amended Agreement, Mr. Havard has agreed, for a period of two (2) years thereafter, not to solicit for his own benefit, any business of the same or similar nature to any business conducted by the Company or any subsidiary during the term of his agreement from any entities with which the Company conducted business during the term of such agreement.

ELECTION OF DIRECTOR

     At the meeting of the Board of Directors held on December 8, 1997, Scott Stewart was elected to serve on the Board of Directors of the Company and to serve in such capacity until the next annual or special meeting of stockholders is held for the purpose of electing directors. Mr. Stewart is a stockholder of the Company and beneficially owns 62,337 shares of Common Stock.


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ITEM 7.   EXHIBITS.

     EXHIBIT
       NO.                           DESCRIPTION OF EXHIBIT
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       9.1       Voting  Agreement, dated December 17, 1997, between certain stockholders of the Company.

      10.1 Securities Purchase Agreement, dated December 17, 1997, by and among Special Situations Equity Fund, L.P., Special Situations Cayman Funds, L.P. and the Company (schedules and Exhibits have been omitted).

      10.2 Amended and Restated Employment and Settlement Agreement, dated December 17, 1997, by and between the Company and L. Cade Havard.














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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ELECTRONIC TRANSMISSION CORPORATION
                                      (Registrant)


                                      By: /s/ L. Cade Havard
                                         --------------------------------------
                                         L. CADE HAVARD, Chairman of the Board,
                                         Chief Executive Officer and President

Dated: December 29, 1997




















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